UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________
FORM 8-K
___________________________
Current Report
Pursuant to Section 13 or 15(d)of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 22, 2022
___________________________
TRAVERE THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)
___________________________

Delaware	001-36257	27-4842691
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3611 Valley Centre Drive, Suite 300
San Diego, CA 92130
(Address of Principal Executive Offices, including Zip Code)

(888) 969-7879
(Registrant’s Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TVTX	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.
On August 22, 2022, Travere Therapeutics, Inc. (the “Company”) and CSL Vifor (formerly known as Vifor (International)) announced that the European Medicines Agency (“EMA”) has accepted for review the conditional marketing authorization application of sparsentan for the treatment of IgA nephropathy (“IgAN”). A review decision is expected in the second half of 2023.

Forward-Looking Statements

This Current Report on Form 8-K contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include the timing of the EMA’s review decision and the outcome of that decision. Such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and could cause actual outcomes and results to differ materially from current expectations. No forward-looking statement can be guaranteed. Among the factors that could cause actual results to differ materially from those indicated in the forward-looking statements are risks and uncertainties associated with the regulatory review and approval process, including the conditional marketing authorization approval pathway. There is no guarantee that the EMA will provide a review decision on the timeline expected or that it will grant conditional marketing authorization of sparsentan for IgAN or that sparsentan will be approved at all. In addition, such risks and uncertainties may include those described in the Company’s filings with the Securities and Exchange Commission, including under the “Risk Factors” heading of the Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2022, as filed with the SEC on August 4, 2022. You are cautioned not to place undue reliance on any forward-looking statements as there are important factors that could cause actual results to differ materially from those in any forward-looking statements, many of which are beyond our control. Except to the extent required by law, the Company undertakes no obligation to publicly update any forward-looking statement.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVERE THERAPEUTICS, INC.

Dated: August 22, 2022	By:	/s/ Elizabeth E. Reed
	Name:	Elizabeth E. Reed
	Title:	Senior Vice President, General Counsel and Secretary